SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

June 17, 2005
Date of Report (Date of earliest event reported)

Weider Nutrition International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On June 17, 2005, the registrant consummated the sale of its Haleko business unit, the registrant’s European operations, to Atlantic Grupa of Zagreb, Croatia and certain of its subsidiaries. The transaction has an effective date of May 1, 2005 (the first day of Haleko’s fiscal year 2006). Pursuant to the terms of the purchase agreement, the registrant received approximately $15.0 million cash (at current exchange rates) in exchange for the capital stock and partnerships interests of the international subsidiaries that operate the Haleko business.

A copy of the press release announcing the transaction referred to above is attached hereto as Exhibit 99.1 and the foregoing description is qualified in its entirety by reference to the full text of the Share Sale and Transfer Agreement dated June 17, 2005 among Weider Nutrition GmbH, Haleko Management GmbH, Atlantic Grupa d.o.o., Hopen Investments B.V. and Svalbard Investments GmbH attached hereto as Exhibit 10.1.

Item 9.01.     Financial Statements and Exhibits.

(b) Proforma financial information.

The registrant’s unaudited proforma condensed consolidated balance sheet at February 28, 2005 and unaudited proforma condensed consolidated statements of income (loss) for the nine months ended February 28, 2005 and for the fiscal years ended May 31, 2004, 2003 and 2002 are attached as Exhibit 99.2.

(c) Exhibits

10.1	Share Sale and Transfer Agreement dated June 17, 2005 among Weider Nutrition GmbH, Haleko Management GmbH, Atlantic Grupa d.o.o., Hopen Investments B.V. and Svalbard Investments GmbH

99.1	Press Release dated June 17, 2005

99.2
Weider Nutrition International, Inc. and Subsidiaries unaudited proforma condensed consolidated balance sheet at February 28, 2005 and unaudited proforma condensed consolidated statements of income (loss) for the nine months ended February 28, 2005 and for the fiscal years ended May 31, 2004, 2003 and 2002

The information furnished in the exhibits to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or the Securities and Exchange Commission’s rules and regulations, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        WEIDER NUTRITION INTERNATIONAL, INC.

By:	/s/ Joseph W. Baty
Name: Joseph W. Baty
Title: Executive Vice President and Chief Financial Officer
Date: June 23, 2005

INDEX TO EXHIBITS

Item Number	Exhibit
10.1	Share Sale and Transfer Agreement dated June 17, 2005 among Weider Nutrition GmbH, Haleko Management GmbH, Atlantic Grupa d.o.o., Hopen Investments B.V. and Svalbard Investments GmbH
99.1	Press Release dated June 17, 2005
99.2
Weider Nutrition International, Inc. and Subsidiaries unaudited proforma condensed consolidated balance sheet at February 28, 2005 and unaudited proforma condensed consolidated statements of income (loss) for the nine months ended February 28, 2005 and for the fiscal years ended May 31, 2004, 2003 and 2002